UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 21, 2018

Date of Report (Date of Earliest event reported)

DLT Resolution Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-148546	20-8248213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd, Ste 400-32132 Las Vegas NV 89118

(Address of principal executive offices) (Zip Code)

1 (702) 796-6363

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition of A.J.D. Data Services Ltd.

On January 21, 2018, DLT Resolution Inc. (the “ Company ” or “ we ”) entered into and closed the transactions contemplated by the definitive stock purchase agreement and plan of re-organisation (share for share exchange) (the “ Stock Purchase Agreement ”) by and among the Company, A.J.D. Data Services Ltd., a limited liability company organized under the laws of Ontario (“ A.J.D. Data ”), the stockholders of A.J.D. Data (“ Stockholders ”) and other parties signatory thereto to acquire 80 shares, representing 80% of the issued and outstanding capital stock of A.J.D. Data for 525,000 restricted common shares of DLT Resolution. The acquisition is intended to be part of a tax free share for share exchange which will see DLT Resolution issuing restricted common shares on closing and an additional 3,675,000 restricted common shares upon meeting the following milestones:

•	1,050,000 Shares upon A.J.D Data Services reaching $500,000 in gross sales
•	1,050,000 Shares upon A.J.D Data Services reaching $1,000,000 in cumulated gross sales
•	525,000 Shares upon A.J.D Data Services reaching $1,500,000 in cumulated gross sales with $100,000 in pre-tax earnings
•	525,000 Shares upon A.J.D Data Services reaching $2,000,000 in cumulated gross sales with $150,000 in pre-tax earnings
•	525,000 Shares upon A.J.D Data Services reaching $2,500,000 in cumulated gross sales with $200,000 in pre-tax earnings

While there can be no assurance, based on the current run rate management estimates the majority of these milestones to be reached within 2018. In compliance with the Exchange Act, the shares will be issued under applicable exemption from registration and will contain substantial resale restrictions.

The Stock Purchase Agreement contains customary representations, warranties and covenants by A.J.D. Data, as well as customary indemnification provisions among the parties.

Prior to the transactions described in this Current Report on Form 8-K, there were no material relationships between the Company or A.J.D. Data or any affiliate of A.J.D. Data and the Company, other than pertaining to the Acquisition.

The foregoing summary of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Stock Purchase Agreement is filed as an exhibit to this report in order to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company or any of the other parties thereto. In particular, the assertions embodied in the representations and warranties contained in the Stock Purchase Agreement are given only as of the dates specified in the agreement and are qualified by information contained in confidential disclosure schedules provided by the parties. Accordingly, investors should not rely on the representations and warranties in the Stock Purchase Agreement as characterizations of the actual state of facts or condition of the Company, A.J.D. Data, the Sellers or any other party to the Stock Purchase Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information in Item 1.01 set forth above is incorporated herein by reference.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 25, 2018, the Company dismissed Pritchett, Siler & Hardy, PC (“PSH”) as its independent registered accounting firm and engaged Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah, as its new independent registered accounting firm.

Since PSH’s appointment as our independent registered accounting firm on March 13, 2014 and through January 25, 2018, which included its audits of our financial statements for the years ended December 31, 2016 and 2015, there were (i) no disagreements between the Company and PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PSH, would have caused PSH to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PSH with a copy of this Form 8-K and requested that PSH furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PSH agrees with the above statements. A copy of such letter, dated January 25, 2018, is attached as Exhibit 16.1.

During years ended December 31, 2016 and 2015, and in the subsequent interim period through January 25, 2018, the Company has not consulted with Heaton & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PSH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a ) Financial Statements of Business Acquired

The financial statements required by this item are not being filed herewith. The Company will file the required financial statements as an amendment to this Current Report on Form 8-K within the time permitted by Item 9.01(a) of Form 8-K.

(b ) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. The Company will file the required pro forma financial information as an amendment to this Current Report on Form 8-K within the time permitted by Item 9.01(b) of Form 8-K.

(d) Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement - Agreement and plan of reorganization (share for share exchange)

16.1	Letter from PSH dated January 25, 2018

Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements and are indicated by words such as "shall", "will" and other similar words or phrases. Actual events or results may differ materially from those described herein. Such forward-looking statements are subject to a number of risks and uncertainties that could cause the actual results or performance of the Company to differ materially from those described herein, including, but not limited to, the impact of the economic environment on the Company's customer base and the resulting uncertainties; changes in technology and market requirements; decline in demand for the Company's products; inability to timely develop and introduce new software, services and applications; difficulties or delays in absorbing and integrating acquired operations, technologies and personnel; loss of market share; pressure on resulting from competition; and inability to maintain certain marketing and distribution arrangements.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DLT Resolution Inc.

Date: January 25, 2018	By:	/s/ John S. Wilkes
	Name:	John S. Wilkes
	Title:	President and Chief Executive Officer

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